Income Taxes (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income tax benefit at statutory rates	$ (2,501)	$ (4,176)
State income tax, net of federal benefit	(331)	(566)
Permanent items	8	7
Stock-based compensation	697
Tax Rate Adjustment - TCJA	7,758
Change in rate	941
Stock Compensation DTA Adjustment	5,794
Change in Valuation Allowance	(12,673)	4,735
RTP and Other	307
Income tax expense (benefit)